UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21962

EPIPHANY FUNDS

(Exact name of registrant as specified in charter)

200 N. Mesquite Street, Suite 205, Arlington, TX 76011

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 320-2185

Date of fiscal year end:  10/31

Date of reporting period:  October 31, 2018

Item 1.  Reports to Stockholders.

Epiphany FFV Fund Class A shares: EPVNX Class I shares: EPVCX	Epiphany FFV Strategic Income Fund Class A shares: EPIAX Class I shares: EPICX

ANNUAL REPORT

October 31, 2018

1-800-320-2185

www.epiphanyfunds.com

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS

OCTOBER 31, 2018 (UNAUDITED)

My Fellow Shareholders:

We would like to wish you and your families a Merry Christmas and blessings in the New Year.  At the end of the Funds’ fiscal year it is a great time to reflect on the economic performance, screening, and proxy voting of the Funds.  We have worked hard to help you as shareholders accomplish our shared mission to invest with purpose.  All of Epiphany’s investment options use the FFV Scorecard® and follow the USCCB Socially Responsible Investment (SRI) Guidelines, Church Encyclicals and a rich Church history.

Trinity Fiduciary Partners, LLC, the Funds’ Advisor, continues to focus on delivering a value-added investment process for our shareholders and to work through our affiliate, IWP Capital, LLC, to be a leader in a well-rounded, faith-based investment program.  We will always consider investment screening and proxy voting important to us.  Public and corporate awareness of faith-based investing has grown.  We offer portfolios that investors can be proud to own.  Since we have one voice as owners through shareholder advocacy, we plan to push corporate culture with companies in which we invest.

The Markets and Strategy

As of October 31, 2018, we offer two funds that are designed to be core holdings that can provide exposure to stocks and income securities that meet faith values.  Epiphany FFV Fund (“FFV Fund”) seeks long-term growth of capital and Epiphany FFV Strategic Income Fund (“Strategic Income Fund”) seeks income.  With both Funds, you will be investing with purpose.  Below we discuss each of our Funds.  Please see the annual report for more performance reporting.

The US equity market was up more than 7% for the previous 12 months ending October 31, 2018 as represented by the S&P 500 Index.  In contrast to the performance of the markets in 2017, volatility was significantly higher in 2018.  Rising rates and uncertainties related to trade policies contributed the most to the volatility.  Inflation showed some signs of increase that has prompted the Federal Reserve to raise rates four times over the year and short-term rates now are above 2% for the first time in a long time.  History has shown that volatility increases when the Federal Reserve embarks on change in policy.  Rising interest rates create competition for stocks, especially when they have experienced a tremendous gain.

Consistent with a rising rate environment, the US bond market was down more than 1% for the previous 12 months ending October 31, 2018 as represented by the Barclay’s Capital Intermediate Aggregate Bond Index.   After a prolonged period of low rates, inflation started to show some signs of acceleration which required additional action by the Fed.

FFV Scorecard®

Faith-based screening is the first step in our investment process for a reason. As mentioned above, the goal here is to invest with purpose. FFV stands for Faith and Family Values. The FFV Scorecard® screen seeks to replicate the areas outlined in the USCCB’s Socially Responsible Investment Guidelines while also addressing additional social concerns and issues.

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS (CONTINUED)

OCTOBER 31, 2018 (UNAUDITED)

The first goal is to invest in companies that do no harm.  Our practice is to never violate this rule by holding companies that are involved in business practices that do not meet our faith-based criteria.  In 2018, our screening provider, IWP Capital, expanded their company database of screened securities from 7,000 companies to over 31,000 companies.  This larger scope helps us identify more diverse investment options for the Funds and to more effectively understand the trends in the market.

The second goal is to invest for the good.  When we have the ability to buy a stock or bond that provides for the common good, we want to try our best to explore those opportunities.  We have always referred to this method as investing for the good.  In the institutional investing world, this is called thematic investing.   As an example in FFV Fund, this includes investing in Amazon.  Most people know that Amazon is a tremendous growth story.  In 2017, Amazon announced a new 47,000 square foot, 24/7 facility in their corporate headquarters to house homeless women, children, and their families called Mary’s place. In Strategic Income Fund, we continue to invest in low income housing bonds that help many families.

We are active shareholders.  We vote proxies in line with the FFV Scorecard® and look for ways to engage with companies.  Experience has taught us that most companies do not set out to do harm and, in most cases, they are not aware.  By engaging with them, we provide them with information about any conflicting activity as well as suggest a course of action to remedy it. This is a balancing act with screening since you must be an investor in a company to have a conversation.

Performance Review (Fiscal Year ended October 31, 2018)

Epiphany FFV Fund (EPVNX) returned 6.03% for the fiscal year ended October 31, 2018.  The FFV Fund has underperformed the unscreened S&P 500 Index (+7.35%) by approximately the same amount as the fees to manage the FFV Fund.  Sector allocation was favorable to performance while security selection was unfavorable to performance relative to the index.   The Health Care sector is the most challenging given the number of large entities that fail our important life screens.  The Health Care companies owned by the FFV Fund contributed unfavorably to performance.  As of October 31, 2018, the FFV Fund has more than 50 holdings.  The FFV Fund focuses on the largest companies in the market that pass the screening.

Epiphany FFV Strategic Income Fund (EPIAX) returned (-1.52%) for the fiscal year ended October 31, 2018.  This performance was lower than the Barclay’s Capital Intermediate Aggregate Bond Index (-1.23%).  The primary reason for lower performance was the fees associated with managing the Strategic Income Fund.  Performance gross of fees were higher than the benchmark.  The goal of the Strategic Income Fund is to provide income while maintaining a focus on quality corporate and mortgage-backed securities.  The Strategic Income Fund has maintained an asset allocation underweight in treasuries and overweight in corporate bonds. Preferred securities and mortgage-backed securities make up a significant portion of the Strategic Income Fund as part of its fundamental income objective. The strategy of owning preferred securities does present the potential for more volatility than a traditional bond fund as well as the potential for higher returns.

Thank you for your business.  We have a lot to be thankful for and look forward to the opportunities in this coming year.  We believe that investing and faith go hand in hand and both are hope filled.

Many blessings to you and your family,

Samuel J. Saladino, III

Epiphany Funds

Cautionary Statement

Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are forward looking statements which may or may not be accurate over the long term.  While we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate.  Information provided in this letter should not be considered a recommendation to purchase or sell any particular security.

All investments are subject to risk, including the possible loss of capital.  The Funds’ performance may be affected by stock market risk, moral investing risk, foreign company and emerging market risk, concentration risk, socially responsible risk, preferred security risk, portfolio selection risk, political risk, large cap company risk, mid-cap and small cap risk, investment style risk, security risk, and derivatives risk.  The Funds’ fixed income securities are subject to interest rate risk.  If rates increase, the value of the Funds’ investments generally decline.  Investing in foreign securities involves more risks than investing in U.S. securities.  Diversification does not guarantee against risk.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-320-2185 or visiting www.epiphanyfunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-320-2185, or visiting www.epiphanyfunds.com. Read it carefully before investing. The Epiphany Funds are distributed by Rafferty Capital Markets, LLC.

The gross expense ratio for Epiphany FFV Fund as of its prospectus dated March 1, 2018, were 1.77% for Class A and 1.52% for Class I.  The gross expense ratio for Epiphany FFV Strategic Income Fund were 1.53% for Class A and 1.28% for Class C. The advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 28, 2019, to ensure that the net annual fund operating expenses will not exceed the net expense ratio, subject to possible recoupment from the Fund in future years. Results shown reflect the waiver, without which the results could have been lower.  Class A shares have front-end sales charge of up to 5.00%.  Both Class A and Class I shares are subject to a redemption fee of 2.00% on shares held less than 60 days.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The Barclays Capital Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

EPIPHANY FFV FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2018 (UNAUDITED)

 AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2018

FUND/INDEX	1-YEAR	3-YEAR	5-YEAR	10 Year	SINCE INCEPTION	VALUE
Epiphany FFV Fund - Class A
No Sales Load	6.03%	8.95%	7.93%	10.94%	6.20%	$ 20,358
With Sales Load	0.76%	7.09%	6.83%	10.37%	5.74%	$ 19,333
Epiphany FFV Fund - Class I	6.32%	8.66%	7.33%	10.22%	6.89%	$ 20,417
S&P 500 Stock Index *	7.35%	11.50%	11.33%	13.23%	7.93%	$ 24,625

EPIPHANY FFV FUND
Growth of $10,000
$25,000
$24,000
$23,000
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Oct-18
Class A (excludes sales load)
Class I
S&P 500

This chart assumes an initial investment of $10,000 made on the closing of January 8, 2007 for Class A, and February 13, 2008 for Class I shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.  An investor cannot invest directly into the index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%.  Class A shares are also available load-waived. The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

Annual operating expenses in the Prospectus dated March 1, 2018, before waiver/reimbursement were 1.77%, and 1.52% for Class A, and Class I, respectively.  The annual operating expenses after waiver/reimbursement were 1.50% and 1.25% for Class A, and Class I, respectively.

EPIPHANY FFV STRATEGIC INCOME FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2018 (UNAUDITED)

 AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2018

FUND/INDEX	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Strategic Income Fund - Class A
No Sales Load	-1.52%	0.73%	1.47%	2.42%	$ 12,176
With Sales Load	-6.45%	-0.98%	0.41%	1.77%	$ 11,563
Epiphany FFV Strategic Income Fund - Class I	-1.31%	0.43%	1.01%	1.80%	$ 11,589
Barclays Capital Intermediate Aggregate Bond Index *	-1.23%	0.86%	1.51%	2.01%	$ 11,790

EPIPHANY FFV STRATEGIC INCOME FUND
Growth of $10,000
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
Jul-10
Nov-10
Mar-11
Jul-11
Nov-11
Mar-12
Jul-12
Nov-12
Mar-13
Jul-13
Nov-13
Mar-14
Jul-14
Nov-14
Mar-15
Jul-15
Nov-15
Mar-16
Jul-16
Nov-16
Mar-17
Jul-17
Nov-17
Mar-18
Jul-18
Oct-18
Class A (includes sales load)
Class I
Barclays Capital Intermediate Aggregate Bond Index

This chart assumes an initial investment of $10,000 made on the closing of July 28, 2010 for Class A and for Class I shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.  An investor cannot invest directly into the index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%. Class A shares are also available load-waived.  The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

Annual operating expenses in the Prospectus dated March 1, 2018, before waiver/reimbursement were 1.53% and 1.28% for Class A and Class I, respectively.  The annual operating expenses after waiver/reimbursement were 1.25% and 1.00% for Class A and Class I, respectively.

EPIPHANY FFV FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the type of investment and/or industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
2.38%
Communications
9.50%
Consumer Discretionary
9.79%
Consumer Staples
8.14%
Energy
4.98%
Financials
18.09%
Health Care
12.56%
Industrials
9.97%
Materials
3.44%
Money Market Fund
1.98%
Technology
19.17%

Sectors are based on Bloomberg® classifications.

Please refer to the respective Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EPIPHANY FFV STRATEGIC INCOME FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the type of investment and/or industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Please refer to the respective Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2018

Shares		Value

COMMON STOCKS - 97.72%

Air Courier Services - 2.13%
1,500	Fedex Corp.	$ 330,510

Aircraft Engines & Engine Parts - 2.13%
2,660	United Technologies Corp.	330,399

Beverages - 4.08%
2,697	Pepsico, Inc.	303,089
6,891	The Coca-Cola Co.	329,941
		633,030
Biological Products (No Diagnostic Substances) - 3.29%
7,500	Gilead Sciences, Inc.	511,350

Cable & Other Pay Television Services - 1.46%
5,000	Twenty-First Century Fox, Inc. Class B	225,900

Computer Communications Equipment - 1.47%
5,000	Cisco Systems, Inc.	228,750

Construction Machinery & Equipment - 1.56%
2,000	Caterpillar, Inc.	242,640

Crude Petroleum & Natural Gas - 1.51%
3,500	Occidental Petroleum Corp.	234,745

Electric Services - 2.38%
2,139	NextEra Energy, Inc.	368,977

Electronic Computers - 3.53%
2,500	Apple, Inc.	547,150

Finance Services - 1.99%
3,000	American Express Co.	308,190

Fire, Marine & Casualty Insurance - 2.35%
1,774	Berkshire Hathaway, Inc. Class B *	364,167

National Commercial Banks - 5.72%
10,000	Bank of America Corp.	275,000
2,412	PNC Financial Services Group, Inc.	309,918
5,792	U.S. Bancorp.	302,748
		887,666

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2018

Shares		Value

Perfumes, Cosmetics & Other Toilet Preparations - 1.68%
4,382	Colgate-Palmolive Co.	$ 260,948

Petroleum Refining - 3.45%
3,000	Phillips 66	308,460
2,500	Valero Energy Corp.	227,725
		536,185
Pharmaceutical Preparations - 2.78%
5,000	Bristol-Myers Squibb Co.	252,700
2,500	Celgene Corp. *	179,000
		431,700
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 1.56%
4,500	DowDuPont, Inc.	242,640

Railroads, Line-Haul Operating - 2.19%
2,327	Union Pacific Corp.	340,254

Retail-Catalog & Mail-Order Houses - 3.27%
318	Amazon.com, Inc. *	508,167

Retail-Drug Stores & Proprietary Stores - 2.34%
3,750	Express-Scripts Holding Co. *	363,638

Retail-Eating Places - 2.32%
2,033	McDonalds Corp.	359,638

Retail-Lumber & Other Building Materials Dealers - 4.17%
1,500	The Home Depot, Inc.	263,820
4,022	Lowe's Companies, Inc.	382,975
		646,795
Retail-Variety Stores - 2.35%
1,592	Costco Wholesale Corp.	363,979

Security Brokers, Dealers & Flotation Companies - 3.50%
500	BlackRock, Inc.	205,710
1,500	Goldman Sachs Group, Inc.	338,055
		543,765
Semiconductors & Related Devices - 4.30%
7,500	Intel Corp.	351,600
1,500	NVIDIA Corp.	316,245
		667,845

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2018

Shares		Value

Services-Business Services, NEC - 7.86%
1,500	Accenture Plc. Class A (Ireland)	$ 236,430
154	Booking Holdings, Inc. *	288,685
1,767	Mastercard, Inc. Class A	349,283
2,506	Visa, Inc. Class A	345,452
		1,219,850
Services-Computer Processing & Data Preparations - 2.60%
2,799	Automatic Data Processing, Inc.	403,280

Services-Computer Programming, Data Processing, Etc. - 4.18%
250	Alphabet, Inc. Class C *	269,192
2,500	Facebook, Inc. Class A *	379,475
		648,667
Services-Prepackaged Software - 5.69%
5,700	Microsoft Corp.	608,817
2,000	Salesforce.com, Inc. *	274,480
		883,297
Surgical & Medical Instruments & Apparatus - 5.97%
1,521	3M Co.	289,385
1,250	Becton Dickinson & Co.	288,125
2,154	Stryker Corp.	349,422
		926,932
Telephone Communications ( No Radiotelephone) - 1.98%
10,000	AT&T Corp.	306,800

Trucking & Courier Services (No Air) - 1.93%
2,812	United Parcel Service, Inc. Class B	299,590

TOTAL FOR COMMON STOCKS (Cost $12,461,020) - 97.72%		15,167,444

MONEY MARKET FUND - 1.98%
306,435	Fidelity Government Portfolio Institutional Class 2.11% **	306,435

TOTAL FOR MONEY MARKET FUND (Cost $306,435) - 1.98%		306,435

TOTAL INVESTMENTS (Cost $12,767,455) - 99.70%		15,473,879

OTHER ASSETS LESS LIABILITIES, NET - 0.30%		47,182

NET ASSETS - 100.00%		$15,521,061

* Non-income producing securities during the period.

** 7-day yield as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2018

Principal		Value

CORPORATE BONDS - 31.93%

Canned, Frozen & Preserved Fruit, Vegetable & Food Specialties - 1.36%
250,000	Kraft Heinz Foods Co. 2.80%, 07/02/2020	$ 247,424

Commercial Banks, NEC - 1.02%
200,000	Barclays Plc. 3.65%, 03/16/2025	186,023

Computer & Office Equipment - 1.36%
250,000	IBM Corp. 3.625%, 02/12/2024	247,762

Crude Petroleum & Natural Gas - 1.65%
200,000	Apache Corp. Senior Note 3.625%, 02/01/2021	199,749
100,000	Devon Energy Corp. 6.30%, 01/15/2019	100,547
		300,296
Fire, Marine & Casualty Insurance - 2.76%
250,000	American International Group, Inc. 4.875%, 06/01/2022	257,105
250,000	CNA Financial Corp. 3.95%, 05/15/2024	246,533
		503,638
Miscellaneous Business Credit Institution - 1.33%
250,000	Ford Motor Credit Co. 4.375%, 08/06/2023	243,235

National Commercial Banks - 9.97%
250,000	Bank of America Corp. 5.875%, 01/05/2021	262,400
100,000	Bank of America Corp. 3.499%, 05/17/2022	99,527
250,000	Capital One Bank NA 2.95%, 7/23/2021	245,339
250,000	Citigroup Inc. 4.5% 1/14/2022	255,349
250,000	Discover Bank 7.00%, 4/15/2020	261,161
200,000	Huntington National Bank 2.20%, 04/19/2019	199,506
250,000	PNC Bank, NA 3.80%, 07/25/2023	248,501
225,000	Suntrust Banks, Inc. 6.00%, 02/15/2026	244,550
		1,816,333
Operative Builders - 1.55%
283,000	D.R. Horton, Inc. 3.75%, 03/01/2019	283,056

Optical Instruments & Lenses - 1.26%
225,000	KLA-Tencor Corp. 4.65%, 11/01/2024	229,467

Paper Mills - 1.63%
300,000	International Paper 3.65% 06/15/2024	296,904

Pipelines (No Natural Gas) - 1.39%
150,000	Buckeye Partners, L.P. 5.50%, 08/15/2019	152,529
100,000	Buckeye Partners, L.P. 2.65%, 11/15/2018	99,979
		252,508

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2018

Principal		Value

Retail-Auto & Home Supply Stores - 1.29%
250,000	Autozone, Inc. 3.25%, 04/15/2025	$ 234,823

Retail-Drug Stores & Proprietary Stores - 1.36%
250,000	CVS Health Corp. 2.80%, 07/20/2020	247,464

Security Brokers, Dealers & Flotation Companies - 2.73%
250,000	Blackrock, Inc. 3.50%, 3/18/2024	249,239
250,000	Morgan Stanley 3.75%, 02/25/2023	248,158
		497,397
Services-Personal Services - 1.27%
230,000	Block Financial LLC 4.125%, 10/01/2020	231,692

TOTAL FOR CORPORATE BONDS (Cost $5,937,436) - 31.93%		5,818,022

MUNICIPAL BONDS - 8.74%

Delaware - 0.23%
45,000	Delaware State Housing Authority 2.75%, 12/01/2041	41,933

Kentucky - 1.37%
250,000	Kentucky State Housing Corp. 3.168%, 01/01/2020	249,845

Illinois - 1.47%
265,000	Cook County Illinois Community High School Dist #229 3% ,12/01/2020	268,042

Maryland - 1.05%
195,000	Maryland State Community Development 3.242%, 09/01/2048	191,619

Massachusetts - 1.60%
85,000	Massachusetts Housing Finance Agency 3.279%, 12/01/2020	85,156
200,000	Massachusetts State Housing Finance Agency 4.00%, 06/01/2039	205,888
		291,044
Pennsylvania - 1.12%
200,000	Pennsylvania State High Education Facililities Authority 4.00%, 06/15/2023	203,372

Washington - 1.90%
100,000	King County Washington School District #411 Issaquah 1.293%, 12/01/2018	99,889
250,000	Port Camas Washougal Washington 2.00%, 12/01/2019	246,937
		346,826

TOTAL FOR MUNICIPAL BONDS (Cost $1,613,100) - 8.74%		1,592,681

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2018

Principal		Value

PREFERRED STOCK SECURITIES - 13.29%

Electric Services - 2.69%
9,463	DTE Energy Co. PFD 6.00%, 12/15/2076	$ 245,470
9,531	The Southern Co. PFD 6.25%, 10/15/75	243,898
		489,368
Electric & Other Services Combined - 2.71%
10,059	Duke Energy Corp. PFD 5.125%, 01/15/2073	235,381
10,107	Interstate Power & Light Co. PFD 5.10%, Perpetual	258,436
		493,817
Fire, Marine & Casualty Insurance - 1.35%
9,724	The Allstate Corp. PFD 6.625%, Perpetual	246,406

National Commercial Banks - 2.70%
10,071	BB&T Corp. PFD 5.625%, Perpetual	245,330
9,603	Citigroup, Inc. PFD 6.875%, 02/12/2019	246,317
		491,647
Real Estate Investment Trusts- 1.16%
8,322	Annaly Capital Management, Inc. Series C PFD 7.625%, Perpetual	211,604

State Commercial Banks - 2.68%
10,132	Bank of NY Mellon Corp. PFD 5.20%, Perpetual	244,181
10,152	State Street Corp. PFD 5.25%, Perpetual	243,953
		488,134

TOTAL FOR PREFERRED STOCK SECURITIES (Cost $2,515,300) - 13.29%		2,420,976

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 42.29%

Federal Farm Credit Banks - 11.10%
300,000	Federal Farm Credit Banks 2.68%, 11/02/2020	$ 298,357
300,000	Federal Farm Credit Banks 2.35%, 02/12/2021	295,874
300,000	Federal Farm Credit Banks 2.96%, 05/02/2022	296,790
275,000	Federal Farm Credit Banks 2.55%, 11/08/2023	263,561
300,000	Federal Farm Credit Banks 3.47%, 05/07/2024	296,629
300,000	Federal Farm Credit Banks 2.62%, 03/28/2025	284,865
300,000	Federal Farm Credit Banks 2.85%, 04/24/2025	287,365
		2,023,441
Federal Home Loans Banks - 6.41%
75,000	Federal Home Loans Banks 1.35%, 11/26/2019	73,843
250,000	Federal Home Loans Banks 2.25%, 10/24/2022	241,068
300,000	Federal Home Loans Banks 2.50%, 05/30/2023	292,703
300,000	Federal Home Loans Banks 2.09%, 07/19/2024	277,909
300,000	Federal Home Loans Banks 2.97%, 01/23/2026	282,216
		1,167,739

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2018

Principal		Value

Federal Home Loans Mortgage Corporation - 6.17%
213,710	Federal Home Loan Mortgage Credit Multifamily Structured Certs 1.583%, 04/25/2022	$ 207,877
300,000	Federal Home Loan Mortgage Credit 1.69%, 05/15/2020	294,954
150,000	Federal Home Loan Mortgage Credit 2.375%, 01/13/2022	147,175
86,317	Federal Home Loan Mortgage Credit Class AC CMO 2.25%, 02/15/2028	82,808
938	Federal Home Loan Mortgage Credit Pool #1B4069 4.125%, 05/01/2038 (US0012M + 1.750%) ***	973
17,181	Federal Home Loan Mortgage Credit Pool #407172 4.345%, 09/01/2022 (H15T1Y + 2.095%) ***	17,169
3,391	Federal Home Loan Mortgage Credit Pool #845590 3.389%, 01/01/2024 (H15T1Y + 2.140%) ***	3,397
6,020	Federal Home Loan Mortgage Credit Pool #845965 3.896%, 01/01/2024 (H15T1Y + 2.377%) ***	6,143
199,777	Federal Home Loan Mortgage Gold Pool #G08705 3.00%, 05/01/2046	189,264
179,466	Federal Home Loan Mortgage Gold Pool #G08706 3.50%, 05/01/2046	175,304
		1,125,064
Federal National Mortgage Associations - 4.81%
150,000	Federal National Mortgage Association 1.40%, 08/28/2020	145,814
225,000	Federal National Mortgage Association 2.625%, 09/06/2024	218,502
57,456	Federal National Mortgage Association Pool #462285 4.485%, 06/01/2036 (H15T1Y + 2.18%) ***	57,509
1,720	Federal National Mortgage Association Pool #551037 2.895%, 11/01/2020 (COF 11 + 1.880%) ***	1,719
26,510	Federal National Mortgage Association Pool #745776 4.214%, 07/01/2036 (US0012M + 1.905%) ***	27,955
4,212	Federal National Mortgage Association Pool #791573 4.42%, 08/01/2034 (H15T1Y + 2.170%) ***	4,272
24,629	Federal National Mortgage Association Pool #883017 4.40%, 06/01/2036 (US0012M + 1.650%) ***	25,666
23,402	Federal National Mortgage Association Pool #888386 3.897%, 03/01/2038 (H15T1Y + 2.198%) ***	24,631
1,669	Federal National Mortgage Association Pool #995350 4.334%, 09/01/2038 (US0012M + 1.614%) ***	1,728
196,454	Federal National Mortgage Association Pool #BA3805 3.00%, 05/01/2046	186,103
188,357	Federal National Mortgage Association Pool #MA2643 3.00%, 05/01/2036	181,617
		875,516

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2018

Principal		Value

Federal National Mortgage Associations Collateralized Mortgage Obligations - 10.15%
284,196	FHR 4751 Class AP 3.00%, 06/15/2046	$ 276,570
241,703	FNR 2012-99 Class AV Mtg. 3.00%, 08/25/2036	229,286
217,055	FNR 2012-120 Class PA Mtg. 3.50%, 10/25/2042	215,866
229,844	FNR 2012-112 Da 3.00%, 10/25/2042	220,626
212,204	FNR 4447 Pa Mtge 3.00%, 12/15/2044	206,710
190,551	FNR 2012-134 Class VP CMO Mtg. 3.00%, 10/25/2042	187,373
55,237	FNR 2013-124 Class BD CMO 2.50%, 12/25/2028	53,984
43,533	FNR 2013-41 Class AE CMO 2.00%, 07/25/2037	42,667
250,000	FNR 2015-67 Class QV CMO Mtg. 3.00%, 12/25/2040	232,164
192,275	FNS 416 Class A300 Mtg. 3.00%, 11/25/2042	184,810
		1,850,056
Government National Mortgage Associations - 2.30%
6,042	Government National Mortgage Association Pool #008062 3.125%, 10/20/2022 (H15T1Y + 1.500%) ***	6,111
20,797	Government National Mortgage Association Pool #008120 3.375%, 01/20/2023 (H15T1Y + 1.500%) ***	21,108
4,050	Government National Mortgage Association Pool #008228 2.75%, 07/20/2023 (H15T1Y + 1.500%) ***	4,120
3,771	Government National Mortgage Association Pool #008259 2.75%, 08/20/2023 (H15T1Y + 1.500%) ***	3,837
14,420	Government National Mortgage Association Pool #008350 3.375%, 01/20/2024 (H15T1Y + 1.500%) ***	14,686
2,674	Government National Mortgage Association Pool #008375 3.375%, 02/20/2024 (H15T1Y + 1.500%) ***	2,725
3,101	Government National Mortgage Association Pool #008395 3.375%, 03/20/2024 (H15T1Y + 1.500%) ***	3,160
1,439	Government National Mortgage Association Pool #008410 3.625%, 04/20/2024 (H15T1Y + 1.500%) ***	1,458
3,254	Government National Mortgage Association Pool #008421 3.625%, 05/20/2024 (H15T1Y + 1.500%) ***	3,318
2,759	Government National Mortgage Association Pool #008502 2.75%, 09/20/2024 (H15T1Y + 1.500%) ***	2,819
4,257	Government National Mortgage Association Pool #008503 2.75%, 09/20/2024 (H15T1Y + 1.500%) ***	4,349
3,658	Government National Mortgage Association Pool #008565 3.125%, 12/20/2024 (H15T1Y + 1.500%) ***	3,742
6,365	Government National Mortgage Association Pool #008567 3.125%, 12/20/2024 (H15T1Y + 1.500%) ***	6,510
14,446	Government National Mortgage Association Pool #008595 3.375%, 02/20/2025 (H15T1Y + 1.500%) ***	14,765
3,228	Government National Mortgage Association Pool #008660 2.75%, 07/20/2025 (H15T1Y + 1.500%) ***	3,306

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2018

Principal		Value

Government National Mortgage Associations - (Continued)
10,731	Government National Mortgage Association Pool #080450 2.75%, 09/20/2030 (H15T1Y + 1.500%) ***	$ 10,941
29,185	Government National Mortgage Association Pool #080524 2.75%, 07/20/2031 (H15T1Y + 1.500%) ***	30,172
30,819	Government National Mortgage Association Pool #080569 3.375%, 01/20/2032 (H15T1Y + 1.500%) ***	31,843
3,940	Government National Mortgage Association Pool #080659 3.125%, 12/20/2032 (H15T1Y + 1.500%) ***	4,079
39,975	Government National Mortgage Association Pool #081113 3.125%, 10/20/2034 (H15T1Y + 1.500%) ***	41,440
24,891	Government National Mortgage Association Pool #081727 2.75%, 7/20/2036 (H15T1Y + 1.500%) ***	25,723
28,035	Government National Mortgage Association Pool #082903 2.50%, 08/20/2041 (H15T1Y + 1.500%) ***	28,785
663	Government National Mortgage Association Pool #335228 7.50%, 12/15/2023	668
169	Government National Mortgage Association Pool #352081 7.00%, 09/15/2023	175
1,068	Government National Mortgage Association Pool #352837 6.50%, 01/15/2024	1,165
728	Government National Mortgage Association Pool #353946 7.00%, 02/15/2024	729
152	Government National Mortgage Association Pool #426033 6.50%, 04/15/2026	166
6,722	Government National Mortgage Association Pool #460203 7.00%, 04/15/2028	6,839
139,098	Government National Mortgage Association Series 2012-047 Cl Va 3.50%, 07/23/2023	140,174
		418,913
U.S Government Agency - 1.35%
250,000	Tennessee Valley Authority 2.875%, 9/15/2024	245,600

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $8,026,048) - 42.29%		7,706,329

FOREIGN GOVERNMENT AGENCIES AND OBLIGATIONS - 2.78%

Foreign Government Bonds (Mexico) - 2.78%
275,000	United Mexican States 3.60%, 01/30/2025	260,700
250,000	United Mexican States 3.625%, 03/15/2022	247,000
		507,700

TOTAL FOR FOREIGN GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $534,224) - 2.78%		507,700

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2018

Principal		Value

MONEY MARKET FUND - 0.37%
66,793	Fidelity Government Portfolio Institutional Class 2.11% **	$ 66,793

TOTAL FOR MONEY MARKET FUND (Cost $66,793) - 0.37%		66,793

TOTAL INVESTMENTS (Cost $18,692,901) - 99.40%		18,112,501

OTHER ASSETS LESS LIABILITIES, NET - 0.60%		108,826

NET ASSETS - 100.00%		$18,221,327

* Non-income producing securities during the period.

** 7-day yield as of October 31, 2018.

***Adjustable rate security; the coupon rate shown represents the coupon at October 31, 2018. The benchmark and spread are parenthetically disclosed.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2018

Assets:	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund
Investments in Securities, at Value
(Cost $12,767,455 & $18,692,901, respectively)	$ 15,473,879	$ 18,112,501
Receivables:
Shareholder Subscriptions	45,489	946
Due from Advisor	2,145	7,070
Dividends and Interest	18,112	115,549
Prepaid Expenses	11,330	11,961
Total Assets	15,550,955	18,248,027
Liabilities:
Payables:
Shareholder Redemptions	-	2,211
Administrative Fees	1,074	1,350
Distribution Fees	7,262	1,189
Trustee Fees	1,250	1,250
Accrued Expenses	20,308	20,700
Total Liabilities	29,894	26,700
Net Assets	$ 15,521,061	$ 18,221,327

Net Assets Consist of:
Paid In Capital	$ 11,187,848	$ 18,753,896
Distributable Earnings	4,333,213	(532,569)
Net Assets	$ 15,521,061	$ 18,221,327

Net Asset Value Per Share

Class A
Net Assets	$ 9,036,479	$ 17,191,028
Shares of beneficial interest outstanding	746,648	1,709,295
Net asset value per share (a)	$ 12.10	$ 10.06
Offering price per share (maximum sales charge of 5.00%)	$ 12.74	$ 10.59

Class I
Net Assets	$ 6,484,582	$ 1,030,299
Shares of beneficial interest outstanding	549,352	100,338
Net asset value per share (a)	$ 11.80	$ 10.27

(a) A redemption fee of 2.00% is imposed in the event of certain redemption transactions within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

STATEMENTS OF OPERATIONS

For the year ended OCTOBER 31, 2018

	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund
Investment Income:
Dividends	$ 345,622	$ 182,433
Interest	4,124	499,496
Total Investment Income	349,746	681,929

Expenses:
Advisory Fees	130,641	97,779
Distribution Fees:
Class A	27,787	51,547
Transfer Agent Fees	37,281	42,527
Administrative Fees	13,064	18,816
Registration Fees	29,161	33,561
Audit Fees	17,752	19,340
Shareholder Service (Non 12b-1) Fees	13,064	19,556
Legal Fees	19,670	19,669
Custody Fees	7,528	10,590
Printing Fees	2,293	3,352
Insurance Fees	6,910	5,271
Compliance Officer Fees	3,250	3,250
Trustee Fees	16,275	16,432
Other Fees	5,205	5,782
Total Expenses	329,881	347,472
Fees Waived by the Adviser	(68,807)	(78,638)
Net Expenses	261,074	268,834

Net Investment Income	88,672	413,095

Realized and Unrealized Gain (Loss):
Realized Gain on Investments	1,642,707	20,293
Net Change in Unrealized Depreciation on Investments	(375,549)	(823,312)
Net Realized and Unrealized Gain (Loss) on Investments	1,267,158	(803,019)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,355,830	$ (389,924)

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	10/31/2018	10/31/2017
Increase in Net Assets From Operations:
Net Investment Income	$ 88,672	$ 152,359
Net Realized Gain on Investments	1,642,707	2,985,760
Net Change in Unrealized Appreciation (Depreciation) on Investments	(375,549)	2,069,470
Net Increase in Net Assets Resulting from Operations	1,355,830	5,207,589

Distributions to Shareholders:	(3,088,184)	(520,099)	(a)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class A	594,407	3,200,458
Class I (formerly Class C) *	790,410	360,010
Shares Issued on Reinvestment of Dividends
Class A	1,843,847	381,760
Class I (formerly Class C) *	1,191,071	114,118
Cost of Shares Redeemed:
Class A	(5,958,253)	(12,959,218)
Class I (formerly Class C) *	(2,245,859)	(1,157,932)
Redemption Fees	-	6,521
Net Decrease from Capital Share Transactions	(3,784,377)	(10,054,283)

Net Assets:
Net Decrease in Net Assets	(5,516,731)	(5,366,793)
Beginning of Year	21,037,792	26,404,585
End of Year	$ 15,521,061	$21,037,792	(b)

Share Activity
Class A:
Shares Sold	47,246	266,163
Shares Reinvested	152,260	32,219
Shares Redeemed	(470,149)	(1,048,794)
Net Decrease in Shares of Beneficial Interest Outstanding	(270,643)	(750,412)

Class I (formerly Class C) *:
Shares Sold	64,220	31,877
Shares Reinvested	100,783	10,015
Shares Redeemed	(183,044)	(95,850)
Net Decrease in Shares of Beneficial Interest Outstanding	(18,041)	(53,958)

* Effective May 30, 2017, Class C shares were reclassified as Class I shares.

(a) Distributions for the year ended October 31, 2017 consisted of $122,197 from net investment income and $397,902 from net realized gains.

(b) Net assets as of October 31, 2017 include undistributed net investment income of $585.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	10/31/2018	10/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 413,095	$ 480,118
Net Realized Gain on Investments	20,293	216,059
Net Change in Unrealized Appreciation (Depreciation) on Investments	(823,312)	(229,249)
Net Increase (Decrease) in Net Assets Resulting from Operations	(389,924)	466,928

Distributions to Shareholders:	(472,072)	(467,704)	(a)

Capital Share Transactions: *
Proceeds from Sale of Shares:
Class A	7,685,611	15,515,074
Class I (formerly Class C) *	682,738	464,926
Shares Issued on Reinvestment of Dividends
Class A	441,196	431,401
Class I (formerly Class C) *	22,258	635
Cost of Shares Redeemed:
Class A	(15,592,123)	(14,426,820)
Class I (formerly Class C) *	(527,205)	(727,909)
Redemption Fees	2,777	8,990
Net Increase (Decrease) from Capital Share Transactions	(7,284,748)	1,266,297

Net Assets:
Net Increase (Decrease) in Net Assets	(8,146,744)	1,265,521
Beginning of Year	26,368,071	25,102,550
End of Year	$ 18,221,327	$26,368,071	(b)

Share Activity:

Class A:
Shares Sold	751,487	1,493,788
Shares Reinvested	43,104	41,442
Shares Redeemed	(1,525,196)	(1,382,483)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(730,605)	152,747

Class I (formerly Class C) *:
Shares Sold	65,499	44,222
Shares Reinvested	2,140	61
Shares Redeemed	(50,869)	(69,264)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	16,770	(24,981)

* Effective May 30, 2017, Class C shares were reclassified as Class I shares.

(a) Distributions for the year ended October 31, 2017 were from net investment income.

(b) Net assets as of October 31, 2017 include undistributed net investment income of $43,948.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding during each of the years presented.

	Fiscal Years Ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015(a)	10/31/2014

Net Asset Value, at Beginning of Year	$ 13.38	$ 11.12	$ 11.88	$ 12.85	$ 12.82

Income (Loss) From Investment Operations:
Net Investment Income *	0.05	0.08	0.05	0.04	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.75	2.43	(0.15)	0.03	1.49
Total from Investment Operations	0.80	2.51	(0.10)	0.07	1.52

Distributions:
From Net Investment Income	(0.05)	(0.08)	(0.04)	(0.08)	(0.05)
From Net Realized Gain	(2.03)	(0.17)	(0.60)	(0.96)	(1.44)
Return of Capital	-	-	(0.02)	-	-
Total from Distributions	(2.08)	(0.25)	(0.66)	(1.04)	(1.49)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 12.10	$ 13.38	$ 11.12	$ 11.88	$ 12.85

Total Return **	6.03%	22.86%	(0.72)%	0.25%	12.96%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,036	$13,609	$19,657	$ 22,619	$19,283
Before Waiver
Ratio of Expenses to Average Net Assets	1.87%	1.82%	1.68%	1.68%	1.60%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.38%	0.30%	0.18%	0.16%
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.38%	0.69%	0.48%	0.36%	0.26%
Portfolio Turnover	23%	97%	63%	81%	70%

(a)  On June 1, 2015, Class N shares were renamed Class A shares.

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

CLASS I

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding during each of the years presented.

	Fiscal Years Ended
	10/31/2018	10/31/2017(a)	10/31/2016	10/31/2015	10/31/2014

Net Asset Value, at Beginning of Year	$ 13.09	$ 10.86	$ 11.64	$ 12.68	$ 12.71

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.08	0.04	(0.03)	(0.05)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	0.74	2.37	(0.15)	(0.03)	1.47
Total from Investment Operations	0.82	2.41	(0.18)	(0.08)	1.41

Distributions:
From Net Investment Income	(0.08)	(0.01)	- ***	-	-
From Net Realized Gain	(2.03)	(0.17)	(0.60)	(0.96)	(1.44)
Total from Distributions	(2.11)	(0.18)	(0.60)	(0.96)	(1.44)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 11.80	$ 13.09	$ 10.86	$ 11.64	$ 12.68

Total Return **	6.32%	22.46%	(1.46)%	(1.03)%	12.16%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 6,485	$ 7,429	$ 6,748	$ 7,175	$ 7,345
Before Waiver
Ratio of Expenses to Average Net Assets	1.63%	2.15%	2.43%	2.42%	2.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.24%	0.03%	(0.45%)	(0.56%)	(0.58%)
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.82%	2.25%	2.25%	2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.62%	0.36%	(0.27%)	(0.39%)	(0.47%)
Portfolio Turnover	23%	97%	63%	81%	70%

(a)  Effective May 30, 2017, Class C shares were reclassified Class I shares.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding during each of the years presented.

	Years Ended
	10/31/2018	10/31/2017	10/31/2016	10/31/2015(a)	10/31/2014

Net Asset Value, at Beginning of Year	$ 10.44	$ 10.48	$ 10.45	$ 10.62	$ 10.37

Income (Loss) From Investment Operations:
Net Investment Income *	0.19	0.19	0.21	0.17	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(0.35)	(0.04)	0.02	(0.07)	0.24
Total from Investment Operations	(0.16)	0.15	0.23	0.10	0.44

Distributions:
From Net Investment Income	(0.20)	(0.19)	(0.20)	(0.25)	(0.19)
From Net Realized Gain	(0.02)	-	-	(0.02)	-
Total from Distributions	(0.22)	(0.19)	(0.20)	(0.27)	(0.19)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 10.06	$ 10.44	$ 10.48	$ 10.45	$ 10.62

Total Return **	(1.52%)	1.49%	2.25%	0.97%	4.23%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$17,191	$25,479	$23,962	$ 21,972	$ 5,501
Before Waiver
Ratio of Expenses to Average Net Assets	1.62%	1.58%	1.51%	1.63%	1.72%
Ratio of Net Investment Income to Average Net Assets	1.53%	1.51%	1.73%	1.21%	1.40%
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.89%	1.84%	1.99%	1.59%	1.88%
Portfolio Turnover	27%	49%	52%	43%	27%

(a) On June 1, 2015 Class N shares were renamed Class A shares.

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** The amount is less than $0.005 per share

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

CLASS I

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding during each of the years presented.

	Years Ended
	10/31/2018	10/31/2017(a)	10/31/2016	10/31/2015	10/31/2014

Net Asset Value, at Beginning of Year	$ 10.63	$ 10.51	$ 10.40	$ 10.55	$ 10.31

Income (Loss) From Investment Operations:
Net Investment Income *	0.22	0.15	0.13	0.11	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(0.36)	(0.02)	0.02	(0.08)	0.24
Total from Investment Operations	(0.14)	0.13	0.15	0.03	0.37

Distributions:
From Net Investment Income	(0.20)	(0.01)	(0.04)	(0.16)	(0.13)
From Net Realized Gain	(0.02)	-	-	(0.02)	-
Total from Distributions	(0.22)	(0.01)	(0.04)	(0.18)	(0.13)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 10.27	$ 10.63	$ 10.51	$ 10.40	$ 10.55

Total Return **	(1.31%)	1.20%	1.41%	0.33%	3.57%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,030	$ 889	$ 1,141	$ 914	$ 603
Before Waiver
Ratio of Expenses to Average Net Assets	1.38%	1.97%	2.26%	2.41%	2.48%
Ratio of Net Investment Income to Average Net Assets	1.73%	1.08%	0.98%	0.63%	0.80%
After Waiver
Ratio of Expenses to Average Net Assets	1.00%	1.64%	2.00%	2.00%	2.00%
Ratio of Net Investment Income to Average Net Assets	2.10%	1.41%	1.24%	1.04%	1.28%
Portfolio Turnover	27%	49%	52%	43%	27%

(a) Effective May 30, 2017, Class C shares were reclassified Class I shares.

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2018

1.  ORGANIZATION

Epiphany Funds (the "Trust") was organized as an Ohio Business Trust on September 27, 2006. The Trust became effective with the Securities and Exchange Commission on January 5, 2007 and commenced investment operations on January 8, 2007.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  At year end, the Trust consisted of two funds: the Epiphany FFV Fund (“FFV Fund”) and the Epiphany FFV Strategic Income Fund (“Strategic Income Fund”) (each individually a “Fund” and collectively the “Funds”).  FFV Fund and Strategic Income Fund offered two classes of shares: Class A and Class I as of October 31, 2018.  Each class differs as to sales and redemption charges, and ongoing fees.  Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

Each of the Funds is a diversified Fund and has a separate investment objective.  The investment objective of the FFV Fund is to seek long-term growth of capital.  The investment objective of the Strategic Income Fund is to seek income.  Each Fund invests in securities issued by corporations that demonstrate a commitment to faith and family values as measured by the investment adviser’s FFV Scorecard®.  The focus of the screening is to protect the dignity of human life, support and protect employees and their families, and to reasonably safeguard the environment.  The screening is consistent with the USCCB Socially Responsible Investment Guidelines and Standard of Biblically Responsible Investing. Business practices are screened in four major areas: Life and Family Exclusions, Social Justice, Environmental Record, and Corporate Governance Practices. The screening process first excludes companies with business activities that are prohibited in the Life and Family Exclusions. Companies that pass the initial screening are then additionally scored to determine their impact on society.  The investment adviser to the Funds is Trinity Fiduciary Partners, LLC (the "Adviser"). The sub-adviser to the Strategic Income Fund is Dana Investment Advisors, Inc. (the “Sub-Adviser”).

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.   The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services-Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

Securities Valuations - All investments in securities are recorded at fair value as described in Note 3.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies, if any, are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2018

in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Options Transactions - The Strategic Income Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Strategic Income Fund's portfolio and to generate income or gain for the Fund.  The ability of the Strategic Income Fund to successfully utilize options will depend on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

No options transactions were entered into for the Strategic Income Fund during the year ended October 31, 2018.

Federal Income Tax - The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Trust also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2015-2017 returns and expected to be taken in the Funds’ 2018 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations.  During the year ended October 31, 2018, the Funds did not incur any interest or penalties.

The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of tax returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Cash and Cash Equivalents - The Funds maintain their cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Funds have not experienced any losses in such accounts and believe it is not exposed to any significant credit risk on its cash deposits.

Distribution to Shareholders - The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
FFV Fund	Quarterly	Annually
Strategic Income Fund	Monthly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as distributions of paid-in-surplus or tax return of capital.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  When a security in a Fund distributes a non-cash dividend, the non-cash dividend is included in the Fund’s income and the cost basis of the security is adjusted accordingly.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1s.

Share Class Accounting - Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective class shares of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

3.  SECURITIES VALUATIONS

Processes and Structure

The Trust’s Board of Trustees (the “Board”) has adopted methods for valuing securities and other derivative instruments, including in circumstances in which market quotes are not readily available, and has delegated authority to the Funds’ investment adviser to apply those methods in making fair value determination, subject to Board oversight.  In accordance with the Trust’s good faith pricing guidelines, the Adviser and Sub-Adviser (as applicable) are required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser or the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value.  The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund, real estate investment trusts, limited partnerships) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (“Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.  Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed income securities (corporate bonds, structured notes and municipal bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

U.S. government securities and foreign government bonds - U.S. government securities are normally valued using a similar model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

U.S. agency securities - U.S. agency securities comprise two main categories consisting of agency-issued debt and mortgage pass-throughs.  Agency-issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.

The following is a summary of inputs used as of October 31, 2018 in valuing the Funds’ investments carried at value:

FFV Fund
Investments in Securities *	Level 1	Level 2	Level 3	Total

Common Stocks	$15,167,444	$ -	$ -	$15,167,444
Money Market Fund	306,435	-	-	306,435
	$15,473,879	$ -	$ -	$15,473,879
Strategic Income Fund
Investments in Securities *	Level 1	Level 2	Level 3	Total

Corporate Bonds	$ -	$5,818,022	$ -	$5,818,022
Municipal Bonds	-	1,592,681	-	1,592,681
Preferred Securities	2,420,976	-	-	2,420,976
U.S. Government Agencies and Obligations	-	7,706,329	-	7,706,329
Foreign Government Agencies and Obligations	-	507,700	-	507,700
Money Market Fund	66,793	-	-	66,793
	$2,487,769	$15,624,732	$ -	$18,112,501

* Industry classifications for the categories are detailed in the Schedule of Investments for each respective Fund.

The Funds did not hold any Level 3 assets during the year ended October 31, 2018.  There were no transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

4.  INVESTMENT TRANSACTIONS

For the year ended October 31, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) including government securities for the Funds were as follows:

Fund	Purchases	Sales
FFV Fund	$4,244,855	$11,075,225
Strategic Income Fund	$5,740,846	$12,066,567

5.  ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Funds are supervised under the direction of the Board, which is responsible for the overall management of the Funds.  Trinity Fiduciary Partners, LLC serves as the Funds’ investment adviser.   Sam Saladino, a Trustee of the Trust, is also the Chief Executive Officer of the Adviser.

Investment Advisory Agreement

The Adviser acts as investment adviser for the Funds pursuant to the terms of a Management Agreement (the "Management Agreement") with the Trust.  Under the terms of the Management Agreement, the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies.  As compensation for its services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.70% of the average daily net assets of the FFV Fund, and 0.45% of the average daily net assets of the Strategic Income Fund.

FFV Fund

Management fees earned for the year ended October 31, 2018 were:
Class A	$77,803
Class I	$52,838
Total	$130,641
As of October 31, 2018, $2,145 was due from the Adviser.

Strategic Income Fund

Management fees earned for the year ended October 31, 2018 were:
Class A	$ 92,785
Class I	$ 4,994
Total	$97,779
As of October 31, 2018, $7,070 was due from the Adviser.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed to waive, until at least May 31, 2019, a portion of its management fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by each Fund (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.50% per annum for Class A and 1.25% per annum for Class I shares, respectively, of the FFV Fund, and 1.25% per annum for Class A and 1.00% per annum for Class I, respectively, of the Strategic Income Fund’s average daily net assets (the “Expense Limitation”).

During the year ended October 31, 2018, the Adviser waived fees or reimbursed expenses for the Funds as follows:

Fund

         Waived Fees/Expense Reimbursements

FFV Fund

$  68,807

Strategic Income Fund

$  78,638

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund's operating expenses are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the respective Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause a Fund's expenses to exceed the respective Expense Limitation (the lower of the Expense Limitation at the time of waiver or currently in effect).  The Adviser may seek reimbursement only for expenses or fees waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Adviser in any fiscal quarter unless the Board determines that reimbursement is in the best interest of a Fund and its shareholders.  No amounts will be reimbursed after the Fund reorganizations are consummated.

As of October 31, 2018, the Adviser had the following waived expenses that may be recovered during the fiscal year indicated:

	October 31, 2019	October 31, 2020	October 31, 2021	Total
FFV Fund	$ 51,068	$ 80,961	$ 68,807	$ 200,836
FFV Strategic Income Fund	$ 65,118	$ 87,099	$ 78,638	$ 230,855

Administration and Compliance

Pursuant to an Administration and Compliance Services Agreement (“Administration Agreement”) with the Trust amended in 2017 to terminate compliance services, the Adviser provides administrative services to the Funds.  For the administrative services provided, each Fund pays the Adviser a fee at an annual rate of 0.06% of its average daily net assets, with a minimum yearly fee of $15,000, and a maximum fee of $100,000.  In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing such services. Effective October 1, 2017, Empirical Administration, LLC (“Empirical”) provides CCO services to the Trust for $500 per month and  the Administration Agreement with the Adviser has continued.    For the year ended October 31, 2018, Empirical earned $6,600 for compliance services from the FFV Fund, and $6,600 for compliance services from the Strategic Income Fund for a total of $13,200.

12b-1 Distribution Plan

The Board has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan provided that a monthly service and/or distribution fee is calculated at annual rates of 0.25% of the average daily net assets attributable to Class A shares of each Fund to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser.  The Plan is a compensation plan, which means that compensation may be provided regardless of 12b-1 expenses incurred.  Please refer to the Statements of Operations for expense breakout by Fund and Class.

Rafferty Capital Markets, LLC (the “Distributor”) serves as the principal underwriter to the Funds pursuant to a distribution agreement.  Class A shares are offered at NAV plus a front-end sales charge of up to 5.00%.  The front-end sales charge is determined by the amount of the investment and is reduced on purchases exceeding $50,000.  The Distributor retains the fees in connection with the sales and redemptions of Class A shares.

Other Related Party Agreements

The Adviser has contracted with a sub-adviser, Dana Investment Advisors, Inc. (“Dana”), to provide portfolio management to the Strategic Income Fund.  The Adviser, not the Fund, pays the Sub-Adviser an annual fee of 0.10% of the average daily net assets of the Strategic Income Fund if total fund assets are $20,000,000 or under, 0.15% of the average daily net assets if total fund assets are $20,000,001 to $40,000,000 and 0.20% of the average daily net assets if total fund assets are $40,000,001 or greater.

Mutual Shareholder Services, LLC (“MSS” or “Transfer Agent” or “Fund Accounting Agent”), provides the Funds with transfer agent and accounting services.  Bob Anastasi is an officer of the Trust, Treasurer, and is also the Vice President of MSS.  Brandon M. Pokersnik, an employee of MSS and President of Empirical, now serves as the Trust’s Chief Compliance Officer (“CCO”) pursuant to a compliance services agreement effective October 1, 2017.

6.  REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days. The redemption fee is paid directly to the respective Fund.  For the year ended October 31, 2017, there were $6,521 of redemption fees assessed by the FFV Fund, and $8,990 of redemption fees assessed by Strategic Income Fund.  For the year ended October 31, 2018, the FFV Fund did not assess any redemption fees, while the Strategic Income Fund assessed $2,777 in redemption fees.  The redemption fees are included in paid in capital of each Fund, and is reported on the Statements of Changes in Net Assets.

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended October 31, 2018, was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
FFV Fund	$1,549,554	$ 1,538,630	$ 3,088,184
Strategic Income Fund	$ 429,343	$ 42,729	$ 472,072

The tax character of distributions for the year ended October 31, 2017, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
FFV Fund	$ 142,875	$377,224	$ 520,099
Strategic Income Fund	$ 467,704	$ -	$ 467,704

8. TAX MATTERS

 As of October 31, 2018, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities of each Fund were as follows:

                         FFV Fund              Strategic Income Fund

Federal tax cost of investments,

   including short-term investments *             $12,771,929

    $ 18,692,901

Gross tax appreciation of investments

          $3,028,200

    $        14,257

Gross tax depreciation of investments                 (326,250)

          (594,657)

Net tax appreciation (depreciation)

      of investments

                          $2,701,950

                    $    (580,400)

Each Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at October 31, 2018, the following represents the tax basis capital gains and losses and undistributed ordinary income:

                         FFV Fund

        Strategic Income Fund

Undistributed Long-Term

     Capital Gain

         $1,630,703

       $     19,297

Undistributed Ordinary Income

                     560

              28,534

Net unrealized appreciation

     (depreciation) of Investments

           2,701,950

           (580,400)

    Total Distributable Earnings

         $4,333,213

        $ (532,569)

* The difference between the book cost and tax cost of investments represents disallowed wash sales, and partnership adjustments on distributions received for tax purposes, if applicable.

Under current tax law, net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year.  Neither Fund elected to defer net ordinary losses for the fiscal year ended October 31, 2018.

The undistributed ordinary income and capital gains (losses) shown may differ from distributable earnings reported on the Statements of Assets and Liabilities due to different book/tax treatment of short-term capital gains and due to certain temporary book/tax differences due to the tax deferral of losses on wash sales and treatment of partnership distributions. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of October 31, 2018, Charles Schwab & Company, Inc., for the benefit of others, in aggregate, owned approximately 65% of the Strategic Income Fund, and may be deemed to control the Fund.

10. SUBSEQUENT EVENTS

The Funds evaluated events from October 31, 2018 through the date that these financial statements were issued.  There were no subsequent events to report that would have a material impact on the Funds’ financial statements, except the following:

The Board of Trustees of the Epiphany Funds previously approved an Agreement and Plan of Reorganization, as amended, whereby the Strategic Income Fund, would be reorganized into the Eventide Limited-Term Bond Fund (the “Acquiring Fund”), a series of Mutual Fund Series Trust (“MFST”) (the “Reorganization”), subject to approval by the Fund’s shareholders.  The Board determined that the Reorganization is in the best interests of the shareholders of the Fund and recommended approval of the Reorganization to the Fund’s shareholders.  It is anticipated that the Reorganization will qualify as a tax-free event, which should result in no recognition of a gain or loss for Federal income tax purposes by Fund shareholders as a result of the Reorganization.

The proposed Reorganization was approved by a majority of the shareholders of the Strategic Income Fund at a meeting held on December 7, 2018 as follows:

For Approval	Against Approval	Abstain
1,028,531.545	0.000	207.655

Therefore, the Strategic Income Fund’s shareholders will receive shares of the Acquiring Fund equal to the aggregate net asset value of their shares held in the Strategic Income Fund at the closing scheduled for December 14, 2018.

The Board of Trustees separately approved an Amended and Restated Agreement and Plan of Reorganization whereby the FFV Fund would be reorganized into the Dana Epiphany ESG Equity Fund (the “Acquiring Fund”), a series of Valued Advisers Trust (“VAT”) (the “Reorganization”), subject to approval by the FFV Fund’s shareholders.  The Board determined that the Reorganization is in the best interests of the shareholders of the FFV Fund and recommended approval of the Reorganization to the Fund’s shareholders.  It is anticipated that the Reorganization will qualify as a tax-free event, which should result in no recognition of a gain or loss for Federal income tax purposes by Fund shareholders as a result of the Reorganization.

The proposed Reorganization was approved by a majority of the shareholders of the FFV Fund at a meeting held on December 17, 2018, as follows:

For Approval	Against Approval	Abstain
618,689	427	88,706

Therefore, the FFV Fund’s shareholders will receive shares of the Acquiring Fund equal to the aggregate net asset value of their shares held in the FFV Fund at the closing scheduled for December 19, 2018.

11.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

12. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of the Trust has approved and selected (and the Board has approved) BBD, LLP (“BBD”) to replace Sanville & Company (“Sanville”) as the Funds’ independent registered accounting firm for the Funds’ fiscal year ended October 31, 2018.  Through the past fiscal years and through the date of Sanville’s replacement as auditor of the Funds, the Funds had no disagreements with Sanville on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Sanville would have caused Sanville to make reference to the disagreement in a Sanville report, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.  With respect to the Funds, Sanville’s audit opinions, including for the fiscal year ended October 31, 2017, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the last fiscal year of the Funds, neither the Funds nor anyone on their behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds’ financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)91)(v) of S-K.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management is currently evaluating the impact, if any, of applying this provision.

On August 17, 2018, the SEC adopted amendments to eliminate, integrate, update or modify certain of its disclosure requirements. The amendments are part of the SEC’s efforts to improve disclosure effectiveness as well as implement the FAST Act’s mandate to improve Regulation S-K.  The Funds have implemented the amendments in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Epiphany Funds

and the Shareholders of Epiphany FFV Fund and Epiphany FFV Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Epiphany FFV Fund and Epiphany FFV Strategic Income Fund, each a series of shares of beneficial interest in Epiphany Funds (the “Funds”), including the schedules of investments, as of October 31, 2018, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended October 31, 2017 and the financial highlights for each of the years in the four-year period then ended October 31, 2017 were audited by other auditors whose report dated December 20, 2017 expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Funds' management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Epiphany Funds since 2018.

Philadelphia, Pennsylvania

December 26, 2018

EPIPHANY FUNDS

EXPENSE ILLUSTRATION

OCTOBER 31, 2018 (UNAUDITED)

Expense Example

As a shareholder of the Fund(s), you incur two types of costs; (1) transaction costs, including sales charges and redemption fees, and (2) ongoing costs which consist of management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2018 through October 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Epiphany FFV Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2018	October 31, 2018	May 1, 2018 to October 31, 2018

Actual	$1,000.00	$1,004.77	$7.58
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EPIPHANY FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

OCTOBER 31, 2018 (UNAUDITED)

Epiphany FFV Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2018	October 31, 2018	May 1, 2018 to October 31, 2018

Actual	$1,000.00	$1,006.14	$6.32
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Strategic Income Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2018	October 31, 2018	May 1, 2018 to October 31, 2018

Actual	$1,000.00	$1,000.13	$6.30
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Strategic Income Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2018	October 31, 2018	May 1, 2018 to October 31, 2018

Actual	$1,000.00	$1,001.43	$5.04
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.16	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EPIPHANY FUNDS

TRUSTEES AND OFFICERS

OCTOBER 31, 2018 (UNAUDITED)

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the tables.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-320-2185.

Name Address and Age	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Robert J. Mitchell WhitneySmith Company 301 Commerce St., Suite 1950 Fort Worth, TX 76102 Age: 71	Trustee	Indefinite/ Dec. 2006- present	Executive Recruiter, Whitney Smith Company, since 2014. Insurance Producer, Mitchell & Moroneso Insurance Services, Inc., (1988-2013)	2	Advisory Board, BBVA Compass Fort Worth, Board Member, Mitchell & Moronesco Insurance Services, until 2015.
William Reichenstein Baylor University Hankamer School of Business Waco, TX 76798 Age: 66	Trustee	Indefinite/ Dec. 2006- present	Professor of Finance, Baylor University, since 1990. Principal, Retiree, Inc. since 2008. Principal, Social Security Solutions, Inc., since 2008	2	Independent Director, CM Advisors Family of Funds
Joseph Kenneth Dalton 3613 Lands End St. Fort Worth, TX 76109 Age: 77	Trustee	Indefinite/ June 2009- present	Retired	2	Independent Trustee, Guggenheim Mutual Funds.

1The “Fund Complex” consists of the Epiphany FFV Fund and the Epiphany FFV Strategic Income Fund.

EPIPHANY FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OCTOBER 31, 2018 (UNAUDITED)

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.The following table provides information regarding each Trustee and Officer who is an “interested person” of the Trust (as defined in the 1940 Act) and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Samuel J. Saladino, III [2] 106 Decker Ct., Suite 225, Irving, TX 75062 Age: 45	President, Chairman and Trustee	Indefinite/ Dec. 2006- present (Trustee since Sept. 2006)	Chief Executive Officer, Trinity Fiduciary Partners, LLC, investment adviser, since 2005	2	None
Brandon Pokersnik 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Age: 40	Chief Compliance Officer	Indefinite/ October , 2017- present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	N/A	N/A
Bob Anastasi 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147 Age: 43	Treasurer	Indefinite / November 2015- present	Vice-President, Mutual Shareholder Services, LLC since 2002 - present. President, Bridge Mutual Fund Accounting Systems LLC, since 2008 - present.	N/A	None

1The “Fund Complex” consists of the Epiphany FFV Fund and the Epiphany FFV Strategic Income Fund.

2 Samuel J. Saladino, III is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Executive Officer of the Funds’ investment adviser.

The Independent Trustees were paid $32,707 for the year ended October 31, 2018.

The Funds' Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.

EPIPHANY FUNDS

ADDITIONAL INFORMATION

OCTOBER 31, 2018 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 320-2185 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-320-2185.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.

Investment Advisory Agreement Renewal

In connection with a meeting held on October 10, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not interested persons of the Trust or interested persons to any investment advisory agreement (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Management Agreement”) between Trinity Fiduciary Partners, LLC (the “Adviser”) and the Trust, on behalf of the FFV Fund and the Strategic Income Fund (collectively, the “Funds”). In considering the Management Agreement, the Board reviewed, discussed, and considered written materials each that the Adviser had provided, as well as additional information presented at the Meeting, at which, representatives of the Adviser responded to questions from the Board.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to consider in evaluating the renewal of the Management Agreement and the weight to give to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement.

            Provided to the Trustees in advance of the Meeting was the Adviser’s 15(c) questionnaire with respect to each Fund and Trinity’s complete Form ADV, along with

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2018 (UNAUDITED)

financial information of the Adviser, its Code of Ethics, and Compliance Manual.  Also provided was a copy of the Management Agreement.  Fund Counsel noted there are no proposed changes to the Management Agreement.  The President   discussed in detail the current status of each Fund and challenges faced by the Adviser in growing Fund assets.  He then reminded the Trustees that in 2017 the management fees for each Fund were lowered by 0.05% and further breakpoints were added.  He confirmed that Trinity would continue as Adviser to either Fund, if either proposed reorganization does not proceed.  Amongst the items addressed were:

            Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by the Adviser, the Trustees considered the Adviser's investment philosophy, strategies and implementation process. They noted the Adviser offers socially responsible investing (SRI) framed by key values of the Catholic Church and it screens potential investments for the Funds using its proprietary FFV Scorecard®. They further noted that the focus of the Adviser’s screening process is to protect the dignity of human life, support and protect employees and their families, and to reasonably safeguard the environment. The Trustees acknowledged that the Adviser reported that its screening process is consistent with the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines, while further noting that business practices are screened in four major areas: life and family exclusions, social justice, environmental record, and corporate governance practices, and companies that pass the initial screening are then additionally scored to determine their impact on society. The President advised the Trustee that Trinity has engaged a third party compliance consultant as part of the team.  The Trustees expressed its continued satisfaction that the Adviser’s analyst team was available to answer questions related to the screening approach.  Furthermore, the Trustees noted their belief that Trinity thoughtfully considers every proxy notification as well as taking careful measure to ensure that all proxies are voted in-line with the FFV Scorecard®, which is an important service for the shareholders of the Funds.  The Trustees noted they believe this commitment to socially responsible investing sets the Adviser apart from others in the marketplace.

            The Trustees next discussed Adviser personnel who service the Funds. The Trustees noted that a chart was included in the Board Materials which listed each employee of the Adviser who services the Funds, their position, and the amount of time spent managing Fund activities. The President reported that the Adviser has had no changes to its corporate structure or key personnel during the preceding year.  The Trustees noted there had been no deviations from the Funds’ investment objectives, strategies, or limitations since the last Management Agreement renewal.

            The Trustees engaged in a discussion with the President regarding the Adviser’s financial status and its financial statements.  He responded to questions from the Trustees regarding the Adviser’s financial status and the Adviser’s ability to continue to manage the Funds.  The President further reported that the Adviser had no Securities and Exchange Commission (“SEC”) examinations or reviews during the past year.  After further discussion, the Trustees, including the Independent Trustees, concluded that the Adviser has provided high quality advisory services to the Funds, and that the nature and extent of services provided by the Adviser to each Fund were reasonable and consistent with the Trustees’ expectations and they expect that if either Fund reorganization does not proceed, the Adviser could continue to provide the same level of service.

            Performance. The Trustees reviewed performance information provided in the Board Materials relative to each Fund’s benchmark, a peer group of funds with similar investment strategies, and each Fund’s Morningstar category.

            The Trustees discussed the FFV Fund Class A shares performance as of June 30, 2018 as presented in the Board Materials, noting that it greatly outperformed (16.60%) its benchmark (14.37%), peer group average (12.03%), and the US OE Blend Morningstar category average (12.58%) over the one year period.  The Trustees noted, however, that the FFV Fund had underperformed relative to its benchmark, peer group average, and the US OE Blend Morningstar category average over the three year and five year periods and that the FFV Fund trailed (10.74%) its benchmark for the period since inception (12.94%). They considered that the FFV Fund is provided for socially conscious investing, and as such investors may be willing to forego higher returns to invest responsibly.  The Trustees concluded that the FFV Fund’s performance was acceptable.

            The Trustees discussed the FFV Strategic Income Fund Class A shares performance as of June 30, 2018, for the one year, three year, five year, and since inception periods, as well as the average returns of its peer group, its Morningstar category, and its index for the same time periods. The Trustees noted that the FFV Strategic Income Fund (-0.50%) outperformed its peer group (-0.69%), but underperformed both its benchmark (-0.32%) and the Intermediate-Term Bond Morningstar category average (0.44%) for the one year period. They further noted that the FFV Strategic Income Fund underperformed each of its comparative metrics for the three year period and underperformed its peer group, but outperformed both its benchmark and the Intermediate-Term Bond Morningstar category average for the five year period. They noted, however, that since inception, the FFV Strategic Income Fund (2.54%) had outperformed its benchmark (2.20%).  They considered that the FFV Strategic Income Fund is provided for socially conscious investing, and as such investors may be willing to forego higher returns to invest responsibly. The Trustees noted that few funds can outperform a bond index benchmark over long horizons because the costs of managing a bond fund.  The Trustees concluded that the FFV Strategic Income Fund’s performance was acceptable.

            Fees and Expenses. The Trustees reviewed information in the Board Materials, which compared the expense ratio of each Fund to those of its peer group and the Morningstar category average.

            The Trustees noted the FFV Strategic Income Fund’s current management fee of 0.45% before fee waiver, was in line with its peer group average. They further considered the Adviser’s fee breakpoints, which were incorporated at the end of 2017.  They noted the peer group fees ranged from 0.25% to 0.60%, with most advisory fees being on the higher end of the spectrum.  The Trustees further noted that the Adviser is maintaining the expense cap, which may lower advisory fees.

            The Trustees noted that the FFV Fund’s advisory fee is 0.70% before fee waiver, which  is higher than its peer group average of 0.45%. They further considered the Adviser’s fee breakpoints, which were incorporated in 2017 and would lower fees once the Fund reaches certain economies of scale.  The Trustees noted the range of peer group fees was between 0.09% and 0.75% and that the FFV Fund contractual advisory fee rate is within the range.  The Trustees noted that the Adviser is maintaining the expense cap, which may lower advisory fees.

            The Trustees discussed the average expense ratios of FFV Strategic Income Fund and FFV Fund relative to their respective peer group averages and Morningstar Category averages and the President answered all questions to the satisfaction of the Trustees.

            In reviewing the Funds’ management fees and expense ratio, the Trustees considered that in each case the Adviser had recently lowered the management fee, added breakpoints, and extend the current operating expense limitation agreements to ensure that each Fund’s expense ratio is capped at an acceptable level. The Trustees carefully analyzed fees and expenses of both Funds and concluded that each Fund’s management fees are fair and reasonable to continue, if such Fund does not close the proposed reorganization.

            Economies of Scale. The Trustees considered whether there are or will be economies of scale with respect to the management of the Funds and whether there is potential for realization of any further economies of scale which may be passed along to shareholders. The Board concluded break points had been added recently and, therefore, it is not necessary to consider additional economies at this time.

            Profitability. The Trustees considered the profitability of the Adviser from advisory services provided, and overall profitability with respect to the Funds.  The Trustees noted that the Board Materials included a comprehensive profitability analysis provided by the Adviser. They noted there was a net loss related to the FFV Strategic Income Fund.  They considered the fact that the Fund is not currently profitable. With respect to the FFV Fund, a net loss for the period ended June 30, 2018 was discussed and the Trustees noted it has suffered losses in prior years and that the FFV Fund’s profits have not been excessive.  The Trustees also considered the administrative services provided by the Adviser to the Funds for a separate fee. The Trustees acknowledged that the Adviser is not profitable with respect to either of the Funds, and the Adviser has continued to waive fees and/or reimburse expenses for both Funds.  The Trustees discussed the profitability analysis with the President in detail and he responded to questions from the Trustees and Fund counsel.  After further discussion, the Trustees concluded that the Adviser had adequate resources to fulfill its responsibilities to each of the Funds in the event either reorganization does not move forward and the Adviser has not been profitable with respect to either Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the renewal of the Management Agreement, and as assisted by the advice of counsel, the Trustees concluded that with respect to each Fund, the nature, extent, and quality of services provided by the Adviser were acceptable, the advisory fee is reasonable, and that renewal of the Management Agreement on behalf of the FFV Fund and FFV Strategic Income Fund for an additional term of one year or the remaining term of each Fund is in the best interests of the Trust and the shareholders of each respective Fund.

Sub-Adviser Deliberations

The Trustees relied upon the advice of Counsel, and their own business judgment in determining the material factors to be considered in evaluating renewal of the Sub-Advisory Agreement between Dana Investment Advisors, LLC (“Dana”) and the Adviser for the FFV Strategic Income Fund, and the weight to be given to each such factor.  The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement related to the FFV Strategic Income Fund.  There were no proposed changes to the Sub-Advisory Agreement.  Amongst the items addressed were:

Nature, Extent and Quality of Services. The Trustees reviewed the background information provided on the key investment personnel who service the Fund.  The President noted that the portfolio managers have not changed and that Trinity has been generally satisfied with its experience with Dana. The Trustees assessed the Sub-Adviser’s infrastructure and discussed its financial condition of the Sub-Adviser, and agreed that it appears to be well organized and has achieved good growth as a firm.  It was noted that Dana continues to have adequate resources to service the FFV Strategic Income Fund.  The Trustees noted favorably that Dana monitors compliance to the Fund’s investment limitations, and that it has not reported any material compliance or litigation issues since the last contract renewal.  They noted Dana has not had any significant changes to its corporate structure, nor has it been examined by the SEC in the last 12 months.  The Trustees also considered that Dana had added a Whistleblower Policy as an exhibit to the code of ethics, which was included in the Board Materials for review.  The Trustees also noted that Dana had recently retained Institutional Shareholder Services, Inc. to assist with proxy voting services and had revised its Proxy Voting Policy to reflect the change.  Lastly, the Trustees reviewed the policy documents for Dana’s insurance coverage.  The Trustees concluded that the Sub-Adviser had a well-organized infrastructure and sufficient resources to continue to provide a level of quality services to the Fund to the benefit of the shareholders.

Performance.  The Trustees next discussed the Fund’s performance, noting that such performance had been reviewed in connection with the review and renewal of the Advisory Agreement.  The Trustees reiterated their  discussion of the FFV Strategic Income Fund performance and concluded the Fund’s performance is acceptable.

Fees and Expenses.  The Trustees noted that Dana charges an annual sub-advisory fee. The Adviser, not the Epiphany FFV Strategic Income Fund, pays the Sub-Adviser an annual fee of 0.10% of the average daily net assets if total fund assets are $20,000,000 or under, 0.15% of the average daily net assets if total fund assets are $20,000,001 to $40,000,000 and 0.20% of the average daily net assets if total fund assets are $40,000,001 or greater.  The Trustees acknowledged the type of breakpoints are unique, but the overall fee is reasonable and within the range of its peer group and Morningstar Category.  Furthermore, the Board concluded the services provided by Dana are complimentary and not duplicative of those provided by the Adviser.  After some discussion, the Trustees concluded that Dana’s sub-advisory fee was reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  Given the current size of the Fund and the proposed reorganization, the Trustees concluded economies of scale are not relevant for consideration at this time.

Profitability.  The Trustees considered the profitability analysis provided by Dana and discussed several items related thereto.  They noted that Dana’s costs of providing services to the Fund exceeds the fee received.  They further considered that the Sub-Adviser receives an additional benefit from its relationship with the Fund in the form of soft dollars, but that Dana has confirmed the soft dollar amounts are used for research services that directly benefits the Fund.  After further discussing, the Trustees concluded that any profitability from the Sub-Adviser’s relationship with the Fund is not excessive.

Conclusion.  Having requested and received such information from Dana as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the nature, extent, and quality of services provided Dana were acceptable, that the sub-advisory fee is reasonable, and that renewal of the Sub-Advisory Agreement for an additional term of one year is in the best interests of the Trust and the shareholders of the Epiphany FFV Strategic Income Fund.

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2018 (UNAUDITED)

INVESTMENT ADVISER

Trinity Fiduciary Partners LLC

200 N. Mesquite Street, Suite 205

Arlington, TX 76010

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

This report is intended only for the information of shareholders or those who have received a Fund’s prospectus which contains information about each Fund’s management fees and expenses. Please read the prospectus carefully before investing.

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2018 (UNAUDITED)

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of trustees of The Epiphany Funds has determined that The Epiphany Funds do not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the Funds adequate oversight by its audit committee given the Funds’ level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2018

$ 22,500

FY 2017

$ 21,000

(b)

Audit-Related Fees

Registrant

FY2018

$ 0

FY2017

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2018

$ 4,000

FY 2017

$ 4,800

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2018

$ 0

FY 2017

$ 0

Nature of the fees:

Not applicable.

 (1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant, and therefore has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of regulation S-X.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Adviser

Registrant

FYE 10/31/2018

N/A

$4,000

FYE 10/31/2017

N/A

$4,800

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of October 31, 2018, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

EPIPHANY FUNDS

By (Signature and Title)

*

/s/ Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 8, 2019

By (Signature and Title)

*

/s/Bob Anastasi

Bob Anastasi, Treasurer

Date: January 8, 2019

* Print the name and title of each signing officer under his or her signature.